UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 20, 2017 (April 19, 2017)

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-3551	25-0464690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of EQT Corporation (the Company) held on April 19, 2017 (the Annual Meeting), the Company’s shareholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 17, 2017 (the Proxy Statement).  The final vote results for each proposal were as follows:

Proposal 1*	Shares For	% Cast For	Shares Against	% Cast Against	Shares Abstained	Broker Non-Votes
Elected the individuals set forth below to the Board of Directors to serve a one-year term expiring at the 2018 annual meeting:
• Vicky A. Bailey	135,949,993	99.56%	607,262	0.44%	130,127	14,739,812
• Philip G. Behrman, Ph.D.	136,108,982	99.69%	425,377	0.31%	153,023	14,739,812
• Kenneth M. Burke	136,119,884	99.69%	421,099	0.31%	146,399	14,739,812
• A. Bray Cary, Jr.	135,864,422	99.50%	683,308	0.50%	139,652	14,739,812
• Margaret K. Dorman	136,172,107	99.73%	374,429	0.27%	140,846	14,739,812
• David L. Porges	133,086,989	97.46%	3,474,711	2.54%	125,682	14,739,812
• James E. Rohr	134,625,975	98.61%	1,899,305	1.39%	162,101	14,739,812
• Steven T. Schlotterbeck	134,461,023	98.46%	2,103,727	1.54%	122,631	14,739,812
• Stephen A. Thorington	136,132,533	99.71%	399,293	0.29%	155,555	14,739,812
• Lee T. Todd, Jr., Ph.D.	135,128,272	98.98%	1,386,221	1.02%	172,889	14,739,812
• Christine J. Toretti	136,107,787	99.69%	428,761	0.31%	150,833	14,739,812

Proposal 2*	Shares For	% Cast For	Shares Against	% Cast Against	Shares Abstained	Broker Non-Votes
Approved a non-binding resolution regarding the compensation of the Company’s named executive officers for 2016.	134,170,138	98.34%	2,261,128	1.66%	255,876	14,740,051

Proposal 3*	1 Year	2 Years	3 Years	Shares Abstained	Broker Non-Votes
Approved, on an advisory basis, the annual inclusion of say-on-pay proposals in the Company’s proxy statement.	123,711,404	223,458	12,478,291	276,064	14,737,976

Based on these results, and consistent with the Company’s recommendation, the Management Development and Compensation Committee of the Board of Directors has determined that the Company will hold an advisory vote on executive compensation every year until the next shareholder advisory vote on the frequency of say-on-pay proposals.

Proposal 4*	Shares For	% Cast For	Shares Against	% Cast Against	Shares Abstained	Broker Non-Votes
Ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2017.	150,335,328	99.39%	920,238	0.61%	171,628	N/A

* For purposes of all Proposals above, abstentions, broker non-votes and the failure to vote are not votes cast and, accordingly, have no effect on the outcome of such proposals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: April 20, 2017	By:	/s/ Robert J. McNally
	Name:	Robert J. McNally
	Title:	Senior Vice President and Chief Financial Officer